UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________
Form 8-K
___________________________

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 10, 2021
Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware		1-7463		95-4081636
(State or other jurisdiction of incorporation or organization)		(SEC File No.)		(IRS Employer identification number)

1999 Bryan Street	Suite 1200	Dallas	Texas	75201
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

_________________________________________________________________

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	$1 par value	J	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 10, 2021, the Board of Directors (the “Board”) of Jacobs Engineering Group Inc. (the “Company”) (i) amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to increase the size of the Board from eleven (11) to twelve (12) authorized directors and (ii) elected Ms. Priya Abani to serve as a director of the Company to fill such newly created vacancy until the annual meeting of shareholders in 2022.

The Board, after consideration of all facts and circumstances, affirmatively determined that Ms. Abani is an independent director under the corporate governance standards of the New York Stock Exchange and the Company’s guidelines for determining independence.

In connection with her election, Ms. Abani will receive the standard, annual compensation for the Company’s non-management directors. This annual compensation includes (i) a cash retainer in the amount of $115,000 per year, and (ii) pursuant to the Company’s 1999 Outside Director Plan, as amended and restated, an award of restricted stock units with an aggregate value of $180,000, pro-rated based on her election date. Ms. Abani will also be eligible to participate in the Jacobs Director Deferral Plan.

There were no understandings or other agreements or arrangements between Ms. Abani and any other person pursuant to which she was appointed as a director of the Company.

On November 10, 2021, the Company issued a press release announcing the appointment of Ms. Abani to the Board. A copy of the press release is attached as Exhibit 99.1 to this report.

The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 10, 2021, the Board amended and restated the Bylaws (the “Amended and Restated Bylaws”) to amend Article III, Section 2 thereof to increase the number of authorized directors from eleven (11) to twelve (12). The foregoing summary is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)Exhibits:

3.1	Amended and Restated Bylaws, dated as of November 10, 2021
99.1	Press Release, dated November 10, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 10, 2021

JACOBS ENGINEERING GROUP INC.

By:	/s/ Steven J. Demetriou
Steve J. Demetriou
Chair and Chief Executive Officer